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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91125) of Eldorado Bancshares, Inc. of our report dated February 18, 2000 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Los Angeles, California
March 30, 2000